SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2004

                           Commission File No. 1-11781


                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)


              Ohio                                31-0676346
  ---------------------------           -------------------------------
 (State or other jurisdiction          (IRS Employer Identification No.)
       of Incorporation)



            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360




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ITEM 5.  OTHER EVENTS.

On February 2, 2004, Dayton Superior Corporation announced that it had entered into an $80 million senior secured revolving credit facility with General Electric Corporation (GE Capital) and General Motors Acceptance Corporation
(GMAC). This credit facility refinanced Dayton Superior's existing $50 million revolving credit facility and will provide the Company with substantial liquidity to manage its business and future growth opportunities. A copy of the company's press release dated February 2, 2004 is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

     99.1   Press release of the Company dated February 2, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DAYTON SUPERIOR CORPORATION



                                             By: /s/Edward J. Puisis
                                                 -------------------------------
                                                 Name: Edward J. Puisis
                                                 Title: Vice President and
                                                        Chief Financial Officer

Date:  February 2, 2004